Putnam
Convertible
Income-Growth
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 19 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Fund

June 15, 2005


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2005, Putnam Convertible
   Income-Growth Trust's class A shares returned -0.67% without sales charges.

 * The fund's benchmark, the Goldman Sachs Convertible 100 Index, returned -0.58%.

 * The average return for the fund's Lipper category, Convertible
   Securities Funds, was -0.36%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

For a portion of the semiannual period, the environment was quite favorable for convertible securities and was characterized by healthy equity returns and tightening credit spreads. Stock and bond markets were choppy in the first quarter, and in mid-March the environment changed abruptly and dramatically. In the final six weeks of the reporting period, stocks faltered, credit spreads (the difference in yield between higher- and lower-rated securities) widened, and the convertibles market experienced a correction that offset the fund's previous gains. Consequently, your fund's results for this first half of the 2005 fiscal year show a mild decline. Based on results at net asset value (NAV, or without sales charges), the fund performed in line with its benchmark and slightly underperformed the average for its Lipper peer group. Funds that invest primarily in convertibles often invest a portion in common stocks to gain exposure to market sectors that are underrepresented by convertible securities. Your fund invested nearly 95% in convertibles during the period, which may account for its underperformance relative to the peer group.

------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
------------------------------------------------------
Class A
(inception 6/29/72)           NAV            POP
------------------------------------------------------
6 months                      -0.67%         -5.88%
------------------------------------------------------
1 year                         1.19          -4.14
------------------------------------------------------
5 years                        9.43           3.68
Annual average                 1.82           0.73
------------------------------------------------------
10 years                     114.56         103.34
Annual average                 7.93           7.36
------------------------------------------------------
Annual average
(life of fund)                10.67          10.49
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. Its secondary objective is preservation of capital. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.


Market overview

Convertible securities, which are hybrid securities with features of both stocks and bonds, tend to mirror the trends of the stock market but are also influenced by the bond market. Both markets were volatile during the period. After a strong fourth calendar quarter in 2004, the stock market weakened in the first quarter of 2005. Virtually all sectors declined, with the exception of energy-related stocks, which had very strong performance driven by high energy prices. The strength of the energy sector helped buoy the overall return of the broad stock market. However, because so few energy companies issue convertible securities, the convertibles market did not benefit from this trend. Moreover, the convertibles market reacted negatively when bond-rating agencies cited General Motors for its deteriorating credit. Although GM's credit rating was not downgraded until after the close of the period, the negative attention the company received during the period was damaging to the high-yield bond market and to convertible securities. The spread, or difference in yields, between high-yield and investment-grade corporate bonds of comparable maturities widened significantly in the final six weeks of the reporting period. Bond yields are inversely related to bond prices, so that when yields rise, the value of bonds falls. The combination of weak stock performance and widening credit spreads was detrimental to convertible bonds.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Goldman Sachs Convertible 100 Index (convertible securities)           -0.58%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                -1.98%
------------------------------------------------------------------------------
MSCI World Ex-U.S. Index (international stocks)                         8.40%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)         4.20%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      0.87%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   0.65%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
------------------------------------------------------------------------------


Strategy overview

As in the past, we maintained a strategy of pursuing returns in excess of the benchmark by investing in what we believed were the most promising securities, whether or not they were reflected in the benchmark. As market conditions shifted throughout the period, we reduced the number of holdings in the portfolio. This modest degree of consolidation was intended to focus the fund on those holdings in which we have the greatest confidence. We may continue to reduce the number of holdings to about 80, which is the low end of the normal range for this fund. We also modestly increased the portfolio's equity sensitivity, which determines the extent to which it is likely to be affected by significant changes in the equity market. During most of the period, we did not find much opportunity to capitalize on narrowing credit spreads, which were already quite narrow by historical measures. We have improved the portfolio's overall credit quality over the past nine months, and expect to maintain our current emphasis on higher-quality issues.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                            as of 10/31/04       as of 4/30/05

Financial                       15.7%               17.2%

Consumer cyclicals              14.4%               16.5%

Technology                      15.1%               15.2%

Health care                     14.2%               15.0%

Utilities and power             10.0%                7.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

When we consider the fund's performance relative to its benchmark, it is useful to acknowledge that the portfolio holdings often differ from the benchmark holdings. During the past six months, the fund had no exposure to General Motors (GM) and, because GM was weak, this proved beneficial in terms of relative performance. In mid-March, GM warned that its profits would not measure up to analysts' expectations. This caused the company's stock value to tumble. Soon after, bond-rating agencies noted GM's deteriorating credit, and although the agencies did not downgrade the company's bond rating at the time, their concern was sufficient to upset the high-yield and convertible bond markets. Auto-related issuers represent a large portion of the convertible securities market, and we have been carefully monitoring developments in the industry as it is experiencing cyclical weakness. In terms of relative performance, the positive advantage of not owning GM debt was more than sufficient to offset declines from auto-related positions the fund did own.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 Northrop Grumman Corp. (2.9%)
   Ser. B, $7.00 cum. cv. pfd.
   Aerospace and defense

 2 Schering-Plough Corp. (2.4%)
   $3.00 cv. pfd.
   Pharmaceuticals

 3 Masco Corp. (2.2%)
   cv. sr. notes Ser. B, zero %, 2031
   Building materials

 4 Providian Financial Corp. (2.0%)
   cv. notes 4%, 2008
   Consumer finance

 5 Fannie Mae (2.0%)
   Ser. 04-1, 5.375% cv. pfd.
   Financial

 6 Amerada Hess Corp. (1.8%)
   $3.50 cv. pfd.
   Oil and gas

 7 Tyco International Group SA (1.8%)
   144A cv. company guaranty Ser. A, 2.75%, 2018
   Conglomerates

 8 Chubb Corp. (The) (1.8%)
   $1.75 cv. pfd.
   Insurance

 9 Hartford Financial Services Group, Inc. (The) (1.7%)
   $3.50 cv. pfd.
   Insurance

10 Anixter International, Inc. (1.6%)
   cv. liquid yield option notes Ser.*, zero %, 2033
   Computers

Footnote reads:
The fund's holdings will change over time.


The fund owns convertible bonds of Titan International, a global manufacturer of tires and wheels for off-road vehicles such as tractors, earth- moving, and construction equipment. In recent years, this company has successfully executed a turnaround by focusing on efficiency and driving down costs. By offering wheels and tires in unique sizes, Titan was able to gain a larger share of the market from competitors. In addition, the company refinanced some of its debt, repurchased shares, and improved its balance sheet. These developments lifted the value of the common stock, and the convertible bonds appreciated accordingly.


Another holding that contributed to results during the period was Schering-Plough. This company focuses mainly on manufacturing pharmaceuticals, although it also owns popular consumer product brands, including Coppertone and Doctor Scholl's. In 2001, the FDA cited Schering-Plough for manufacturing deficiencies. Then, in 2002, the company lost patent protection on its blockbuster allergy medicine, Claritin, which cut deeply into profits. Since then, a series of improvements including a new CEO and success with its cholesterol-control and hepatitis C medications, have helped the company return to profitability. The convertible security appreciated along with the underlying common stock.

Smaller technology stocks, in general, fared poorly during the period, as demand for tech products relaxed. Detractors from results for the period included holdings in Gateway and Flextronics International. Gateway is the nation's third-largest manufacturer of personal computers, but has faced intense competitive pressure to reduce prices, which has challenged its profitability. Flextronics, based in Singapore, is an electronics manufacturer that provides various parts, including printed circuit boards, to other manufacturers. In recent years it has grown through aggressive acquisitions. Though both companies are facing challenges, they performed in line with our expectations and we believe they offer long-term potential. While their convertible securities were weak, we continued to hold these positions.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Although convertibles experienced a correction during the last six weeks of the semiannual period, we do not believe this is a signal that we should become defensive. Rather, we believe that recent events have given us an opportunity to focus more on those holdings that, in our view, offer the strongest potential. We are keeping an eye on convertible-securities hedge funds, which have become a more prominent force in the community of convertibles investors. Hedge funds have different investment objectives than your fund. They typically invest for the short term and attempt to profit from inefficient pricing in the convertibles market. While your fund has enjoyed strong returns in recent years, the hedge funds have had only nominal returns. It is possible that hedge fund investors could abandon their positions in search of better returns. If that were to happen, these hedge funds would need to sell their positions in convertible securities to meet redemption requirements. A sell-off, if it were to occur, could delay the recovery of the convertibles market from its current low valuations. While we don't factor this sort of imponderable into our investment approach, we mention it because it may be a cloud on the horizon that could affect the timing of a recovery.

We intend to stick to our long-term strategy, which has produced healthy returns when the stock market was strong, and competitive returns when the stock market was weak. We believe that by emphasizing credit quality and equity sensitivity in our composition of the fund's portfolio, it will be well positioned to take advantage of the market's opportunities in the foreseeable future.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader of the fund. The Portfolio Leader coordinates the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader has invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David King          2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $350,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader

David King is also a Portfolio Leader of Putnam High Income Bond Fund and Putnam New Value Fund, and a Portfolio Member of The Putnam Fund for Growth and Income. He may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended April 30, 2005, Portfolio Member George Maris left your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                2004      *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004                           *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                2004      *
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    2004      *
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                           *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  -0.67%     -5.88%     -1.06%     -5.94%     -1.01%     -1.98%     -0.91%     -4.40%     -0.83%
--------------------------------------------------------------------------------------------------------------------------
1 year                     1.19      -4.14       0.42      -4.48       0.44      -0.54       0.69      -2.86       0.92
--------------------------------------------------------------------------------------------------------------------------
5 years                    9.43       3.68       5.41       3.74       5.42       5.42       6.83       3.10       8.13
Annual average             1.82       0.73       1.06       0.74       1.06       1.06       1.33       0.61       1.58
--------------------------------------------------------------------------------------------------------------------------
10 years                 114.56     103.34      99.06      99.06      99.12      99.12     104.26      97.15     109.34
Annual average             7.93       7.36       7.13       7.13       7.13       7.13       7.40       7.02       7.67
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.67      10.49       9.69       9.69       9.84       9.84       9.97       9.85      10.40
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
------------------------------------------------------------------------------
                              Goldman Sachs        Lipper Convertible
                               Convertible         Securities Funds
                               100 Index           category average*
------------------------------------------------------------------------------
6 months                        -0.58%              -0.36%
------------------------------------------------------------------------------
1 year                           0.99                0.77
------------------------------------------------------------------------------
5 years                          3.57                4.69
Annual average                   0.70                0.73
------------------------------------------------------------------------------
10 years                       117.42              129.68
Annual average                   8.08                8.52
------------------------------------------------------------------------------
Annual average
(life of fund)                     -- +             10.59
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 80, 79, 57, and 28 funds, respectively, in this Lipper category.

+ The benchmark index was not in existence at the time of the fund's inception. The index's inception was 12/31/84.


-------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------------------
                              Class A       Class B   Class C       Class M       Class R
-------------------------------------------------------------------------------------------
Distributions (number)            2             2         2             2             2
-------------------------------------------------------------------------------------------
Income                         $0.264        $0.199    $0.206        $0.222        $0.247
-------------------------------------------------------------------------------------------
Capital gains                     --            --        --            --            --
-------------------------------------------------------------------------------------------
Total                          $0.264        $0.199    $0.206        $0.222        $0.247
-------------------------------------------------------------------------------------------
Share value:                NAV      POP       NAV       NAV      NAV      POP       NAV
-------------------------------------------------------------------------------------------
10/31/04                    $16.60   $17.52  $16.34    $16.50     $16.48   $17.08  $16.60
-------------------------------------------------------------------------------------------
4/30/05                      16.24    17.14   15.98     16.14      16.12    16.66*  16.23
-------------------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------------------
Current dividend rate 1      3.25%    3.08%   2.48%     2.53%      2.75%    2.67%   3.03%
-------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                  2.70     2.56    1.94      1.94       2.19     2.12    2.45
-------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                   3.81%     -1.62%      3.42%     -1.58%      3.42%      2.42%      3.53%     -0.08%      3.65%
--------------------------------------------------------------------------------------------------------------------------
1 year                     2.87      -2.55       2.06      -2.92       2.07       1.07       2.32      -1.27       2.61
--------------------------------------------------------------------------------------------------------------------------
5 years                    7.90       2.26       3.92       2.27       3.90       3.90       5.26       1.57       6.55
Annual average             1.53       0.45       0.77       0.45       0.77       0.77       1.03       0.31       1.28
--------------------------------------------------------------------------------------------------------------------------
10 years                 127.21     115.34     110.84     110.84     110.74     110.74     116.24     108.67     121.60
Annual average             8.55       7.97       7.74       7.74       7.74       7.74       8.02       7.63       8.28
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.83      10.65       9.84       9.84       9.99       9.99      10.12      10.00      10.55
--------------------------------------------------------------------------------------------------------------------------

Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*        $5.09     $8.78     $8.78     $7.55     $6.32
------------------------------------------------------------------------------
Ending value (after expenses)  $993.30   $989.40   $989.90   $990.90   $991.70
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 11/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $5.09 (see table above) =  $50.90
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5.16      $8.90      $8.90      $7.65      $6.41
------------------------------------------------------------------------------------
Ending value (after expenses)  $1,019.69  $1,015.97  $1,015.97  $1,017.21  $1,018.45
------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  1.03%     1.78%     1.78%     1.53%     1.28%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.21%     1.96%     1.96%     1.71%     1.46%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003      2002       2001       2000
------------------------------------------------------------------------------
Putnam Convertible
Income-Growth Trust        53%        94%       116%       208%       177%
------------------------------------------------------------------------------
Lipper Convertible
Securities Funds
category average           99%        97%       108%       130%       145%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.58

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Convertible 100 Index is an unmanaged index of convertible and convertible preferred securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of equity securities from developed countries, excluding the United States.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Convertible bonds and notes (59.0%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------
    $6,700,000 Lamar Advertising Co. cv. sr. notes
               2 7/8s, 2010                                          $6,055,125

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------
     3,800,000 United Industrial Corp./New York cv.
               sr. notes 3 3/4s, 2024                                 3,833,250

Airlines (1.0%)
-------------------------------------------------------------------------------
     7,500,000 Pinnacle Airlines Corp. 144A cv. sr.
               notes 3 1/4s, 2025                                     7,008,000

Automotive (1.0%)
-------------------------------------------------------------------------------
    16,200,000 Lear Corp. cv. company guaranty zero %, 2022           7,107,750

Biotechnology (2.2%)
-------------------------------------------------------------------------------
     2,500,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/2s, 2011                             2,078,125
     3,700,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/4s, 2008                             3,343,875
     4,000,000 Connetics Corp. 144A cv. sr. notes
               2s, 2015                                               3,470,000
     2,500,000 Encysive Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/2s, 2012                             2,250,000
     5,350,000 MGI Pharma, Inc. 144A cv. sr. sub.
               notes stepped-coupon 1.682s  (zero %,
               3/2/11) 2024 (STP)                                     3,604,563
                                                                 --------------
                                                                     14,746,563

Building Materials (2.2%)
-------------------------------------------------------------------------------
    32,300,000 Masco Corp. cv. sr. notes Ser. B,
               zero %, 2031                                          14,979,125

Cable Television (0.7%)
-------------------------------------------------------------------------------
     7,025,000 Charter Communications, Inc. 144A
               cv. sr. notes 5 7/8s, 2009                             4,575,031

Coal (0.5%)
-------------------------------------------------------------------------------
     2,500,000 Massey Energy Co. 144A cv. sr. notes
               2 1/4s, 2024                                           3,165,625

Communications Equipment (0.8%)
-------------------------------------------------------------------------------
     5,500,000 Lucent Technologies, Inc. cv. debs.
               Ser. A, 2 3/4s, 2023                                   5,252,500

Computers (2.9%)
-------------------------------------------------------------------------------
    21,000,000 Anixter International, Inc. cv.
               Liquid Yield Option Notes
               (LYON) Ser. *, zero %, 2033                           11,051,250
     3,000,000 Cray, Inc. 144A cv. sr. sub. notes
               3s, 2024                                               2,272,500
     3,500,000 Gateway, Inc. 144A cv. sr. notes 2s,
               2011                                                   2,506,875
     2,500,000 Gateway, Inc. 144A cv. sr. notes
               1 1/2s, 2009                                           1,825,000
     4,000,000 Open Solutions, Inc. 144A cv. sr.
               sub. notes stepped-coupon
               1.467s (zero %, 2/2/12) 2035 (STP)                     1,845,000
                                                                 --------------
                                                                     19,500,625

Conglomerates (1.9%)
-------------------------------------------------------------------------------
       600,000 Tyco International Group SA cv.
               company guaranty Ser. A,  2 3/4s,
               2018                                                     830,250
     8,900,000 Tyco International Group SA 144A cv.
               company guaranty Ser. A,  2 3/4s,
               2018                                                  12,315,375
                                                                 --------------
                                                                     13,145,625

Consumer Finance (2.0%)
-------------------------------------------------------------------------------
    10,100,000 Providian Financial Corp. cv. notes
               4s, 2008                                              13,912,750

Electric Utilities (2.8%)
-------------------------------------------------------------------------------
       327,500 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    10,864,485
     2,600,000 Sierra Pacific Resources cv. notes
               7 1/4s, 2010                                           6,604,000
       500,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     1,270,000
                                                                 --------------
                                                                     18,738,485

Electronics (4.9%)
-------------------------------------------------------------------------------
     7,300,000 Agere Systems, Inc. cv. notes
               6 1/2s, 2009                                           7,217,875
     6,800,000 Flextronics International, Ltd. cv.
               sub. notes 1s, 2010 (Singapore)                        6,409,000
    12,100,000 Liberty Media Corp. cv. sr. notes
               3 1/2s, 2031                                           9,422,875
     5,300,000 Solectron Corp. cv. sr. notes
               Ser. B, 1/2s, 2034                                     3,643,750
     7,300,000 Vishay Intertechnology, Inc. 144A
               cv. sub. notes 3 5/8s, 2023                            6,779,875
                                                                 --------------
                                                                     33,473,375

Energy (1.9%)
-------------------------------------------------------------------------------
     6,000,000 CAL Dive International, Inc. 144A
               cv. sr. notes 3 1/4s, 2025                             5,955,000
     5,400,000 Halliburton Co. cv. sr. notes
               3 1/8s, 2023                                           6,750,000
                                                                 --------------
                                                                     12,705,000

Entertainment (2.0%)
-------------------------------------------------------------------------------
     5,800,000 Lions Gate Entertainment Corp. 144A
               cv. bonds 3 5/8s,  2025 (Canada)                       5,575,250
     5,700,000 Regal Entertainment Group 144A cv.
               notes 3 3/4s, 2008                                     7,787,625
                                                                 --------------
                                                                     13,362,875

Food (1.1%)
-------------------------------------------------------------------------------
    10,403,000 General Mills, Inc. cv. debs. zero %, 2022             7,347,119

Health Care Services (3.7%)
-------------------------------------------------------------------------------
     3,800,000 Manor Care, Inc. cv. company
               guaranty 2 5/8s, 2023                                  4,621,750
     3,500,000 Manor Care, Inc. 144A cv. company
               guaranty 2 5/8s, 2023                                  4,256,875
     3,500,000 Option Care, Inc. 144A cv. sr. notes
               2 1/4s, 2024                                           4,589,375
     3,500,000 Per-Se Technologies, Inc. 144A cv.
               notes 3 1/4s, 2024                                     3,727,500
    12,400,000 Universal Health Services, Inc. cv.
               debs. 0.426s, 2020                                     8,106,500
                                                                 --------------
                                                                     25,302,000

Investment Banking/Brokerage (1.9%)
-------------------------------------------------------------------------------
     5,600,000 BlackRock, Inc. 144A cv. sr. notes
               2 5/8s, 2035                                           5,516,000
     2,900,000 Legg Mason, Inc. cv. LYON zero %,
               2031                                                   2,378,000
     5,800,000 Legg Mason, Inc. 144A cv. LYON zero %,
               2031                                                   4,756,000
                                                                 --------------
                                                                     12,650,000

Lodging/Tourism (2.0%)
-------------------------------------------------------------------------------
     7,500,000 Hilton Hotels Corp. 144A cv. notes
               3 3/8s, 2023                                           8,521,875
     5,400,000 Scientific Games Corp. 144A cv.
               company guaranty 3/4s, 2024                            4,968,000
                                                                 --------------
                                                                     13,489,875

Manufacturing (1.4%)
-------------------------------------------------------------------------------
     7,930,000 Titan International, Inc. 144A cv.
               sr. notes 5 1/4s, 2009                                 9,634,950

Media (1.0%)
-------------------------------------------------------------------------------
     6,800,000 Walt Disney Co. (The) cv. sr. notes
               2 1/8s, 2023                                           7,140,000

Medical Technology (1.7%)
-------------------------------------------------------------------------------
     3,720,000 Atherogenics, Inc. 144A cv. sr.
               notes 1 1/2s, 2012                                     2,571,450
     3,650,000 Cytyc Corp. 144A cv. sr. notes
               2 1/4s, 2024                                           3,681,938
     3,300,000 EPIX Pharmaceuticals, Inc. cv. sr.
               notes 3s, 2024                                         2,413,125
     4,300,000 EPIX Pharmaceuticals, Inc. 144A cv.
               sr. notes 3s, 2024                                     3,144,375
                                                                 --------------
                                                                     11,810,888

Metals (0.5%)
-------------------------------------------------------------------------------
     4,600,000 Coeur D'alene Mines Corp. cv. sr.
               notes 1 1/4s, 2024                                     3,225,750

Oil & Gas (0.5%)
-------------------------------------------------------------------------------
     2,300,000 McMoran Exploration Co. 144A cv.
               notes 6s, 2008                                         3,363,750

Pharmaceuticals (2.6%)
-------------------------------------------------------------------------------
       800,000 Allergan, Inc. cv. sr. notes zero %,
               2022                                                     694,000
     4,500,000 Allergan, Inc. 144A cv. sr. notes
               zero %, 2022                                           3,903,750
     8,000,000 Alza Corp. cv. sub. debs. zero %,
               2020                                                   7,540,000
     6,000,000 King Pharmaceuticals, Inc. cv. sr.
               notes FRN 2 3/4s, 2021                                 5,677,500
                                                                 --------------
                                                                     17,815,250

Publishing (0.8%)
-------------------------------------------------------------------------------
     6,000,000 Playboy Enterprises, Inc. 144A cv.
               sr. sub. notes 3s, 2025                                5,625,000

Railroads (1.1%)
-------------------------------------------------------------------------------
     8,800,000 CSX Corp. cv. debs. zero %, 2021                       7,524,000

Restaurants (0.5%)
-------------------------------------------------------------------------------
     2,000,000 CKE Restaurants, Inc. 144A cv. sub.
               notes 4s, 2023                                         3,535,000

Retail (4.2%)
-------------------------------------------------------------------------------
     5,100,000 Dress Barn 144A cv. sr. notes
               2 1/2s, 2024                                           5,361,375
     8,200,000 Lowe's Cos., Inc. cv. LYON zero %,
               2021                                                   7,031,500
     8,500,000 Nash Finch Co. 144A cv. sr. sub.
               notes stepped-coupon 1.631s  (zero %,
               3/15/13) 2035 (STP)                                    3,537,700
     7,510,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   7,350,413
     3,700,000 TJX Companies, Inc. (The) cv. LYON
               zero %, 2021                                           2,927,625
     2,900,000 TJX Companies, Inc. (The) 144A cv.
               LYON zero %, 2021                                      2,294,625
                                                                 --------------
                                                                     28,503,238

Semiconductor Production Equipment (0.7%)
-------------------------------------------------------------------------------
     7,300,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 1/2s, 2008                                  5,091,750

Shipping (0.5%)
-------------------------------------------------------------------------------
     3,500,000 OMI Corp. 144A cv. sr. notes 2 7/8s,
               2024                                                   3,202,500

Technology (0.7%)
-------------------------------------------------------------------------------
     7,500,000 ON Semiconductor Corp. cv. sr. sub.
               notes zero %, 2024                                     4,903,125

Technology Services (3.8%)
-------------------------------------------------------------------------------
     7,300,000 DST Systems, Inc. 144A cv. sr. notes
               Ser. A, 4 1/8s, 2023                                   8,312,875
     7,500,000 Fair Isaac Corp. 144A cv. sr. notes
               1 1/2s, 2023                                           7,331,250
     3,000,000 Mercury Computer Systems, Inc. 144A
               cv. sr. notes 2s, 2024                                 3,135,000
    10,500,000 Safeguard Scientifics, Inc. 144A cv.
               sr. notes 2 5/8s, 2024                                 7,389,375
                                                                 --------------
                                                                     26,168,500

Telecommunications (1.5%)
-------------------------------------------------------------------------------
     1,200,000 Leucadia National Corp. cv. sr. sub.
               notes 3 3/4s, 2014                                     1,159,500
     4,000,000 Leucadia National Corp. 144A cv. sr.
               sub. notes 3 3/4s, 2014                                3,865,000
       600,000 NII Holdings, Inc. cv. sr. notes
               2 7/8s, 2034                                             670,500
     4,000,000 NII Holdings, Inc. 144A cv. sr.
               notes 2 7/8s, 2034                                     4,470,000
                                                                 --------------
                                                                     10,165,000

Textiles (0.5%)
-------------------------------------------------------------------------------
     4,000,000 Armor Holdings, Inc. cv. sr. sub.
               notes stepped-coupon 2s  (zero %,
               11/1/11) 2024 (STP)                                    3,605,000
                                                                 --------------
               Total Convertible bonds and notes
               (cost $398,585,719)                                 $401,664,399

Convertible preferred stocks (38.9%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.9%)
-------------------------------------------------------------------------------
       154,400 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd. (S)                                    $19,550,900

Automotive (1.0%)
-------------------------------------------------------------------------------
       165,000 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                    6,393,750

Banking (2.7%)
-------------------------------------------------------------------------------
        36,700 State Street Corp. 6.75% cv. pfd.                      7,576,825
       210,500 Washington Mutual Capital Trust I
               $2.688 cum. cv. pfd.                                  10,928,318
                                                                 --------------
                                                                     18,505,143

Beverage (0.7%)
-------------------------------------------------------------------------------
       110,100 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                        4,404,000

Broadcasting (1.4%)
-------------------------------------------------------------------------------
        88,000 Emmis Communications Corp. Ser. A,
               $3.125 cum. cv. pfd.                                   3,410,000
       160,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 6,387,975
                                                                 --------------
                                                                      9,797,975

Building Materials (1.1%)
-------------------------------------------------------------------------------
       155,300 TXI Capital Trust I $2.75 cv. pfd.                     7,240,860

Chemicals (2.0%)
-------------------------------------------------------------------------------
       300,000 Celanese Corp. $1.125 cum. cv. pfd.                    6,787,500
       151,375 Huntsman Corp. $2.50 cv. pfd. (S)                      7,073,754
                                                                 --------------
                                                                     13,861,254

Electric Utilities (2.4%)
-------------------------------------------------------------------------------
       130,000 FPL Group, Inc. $4.00 units cv. pfd.                   8,108,750
       300,000 Great Plains Energy, Inc. $2.00 cum.
               cv. pfd.                                               8,025,000
                                                                 --------------
                                                                     16,133,750

Energy (0.5%)
-------------------------------------------------------------------------------
        80,920 Hanover Compressor Capital Trust
               $3.625 cum. cv. pfd.                                   3,661,630

Financial (2.0%)
-------------------------------------------------------------------------------
           148 Fannie Mae Ser. 04-1, 5.375% cv.
               pfd. (S)                                              13,634,186

Forest Products and Packaging (1.2%)
-------------------------------------------------------------------------------
       326,900 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            7,845,600

Health Care Services (0.9%)
-------------------------------------------------------------------------------
       128,200 Omnicare Capital Trust II Ser. B,
               $2.00 cv. pfd.                                         6,410,000

Insurance (6.7%)
-------------------------------------------------------------------------------
       407,600 Chubb Corp. (The) $1.75 cv. pfd. (S)                  12,177,050
       303,600 Conseco, Inc. $1.38 cum. cv. pfd.
               (S)                                                    7,476,150
         7,520 Fortis Insurance NV 144A 7.75% cv.
               pfd. (Netherlands)                                     7,681,680
       170,700 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             11,330,213
       316,100 XL Capital, Ltd. $1.625 cv. pfd.
               (Bermuda)                                              7,254,495
                                                                 --------------
                                                                     45,919,588

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------
       102,940 Merrill Lynch & Co. 6.75% cv. pfd.                     3,499,960

Medical Technology (1.4%)
-------------------------------------------------------------------------------
       166,000 Baxter International, Inc. $3.50 cv.
               pfd. (S)                                               9,296,000

Metals (1.0%)
-------------------------------------------------------------------------------
         7,985 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                    7,114,635

Natural Gas Utilities (2.7%)
-------------------------------------------------------------------------------
         3,750 El Paso Corp. 144A 4.99% cv. pfd.                      3,534,375
       222,000 ONEOK, Inc. $2.125 units cv. pfd.                      7,816,620
        54,290 Southern Union Co. $2.875 cv. pfd.                     3,807,086
        61,700 Southern Union Co. $2.50 cv. pfd.                      3,094,255
                                                                 --------------
                                                                     18,252,336

Oil & Gas (2.7%)
-------------------------------------------------------------------------------
       153,000 Amerada Hess Corp. $3.50 cv. pfd.                     12,450,375
        61,135 Chesapeake Energy Corp. 144A $5.00
               cum. cv. pfd.                                          6,010,732
                                                                 --------------
                                                                     18,461,107

Pharmaceuticals (2.4%)
-------------------------------------------------------------------------------
       283,500 Schering-Plough Corp. 3.00 cv. pfd.                   16,478,438

Photography/Imaging (1.4%)
-------------------------------------------------------------------------------
        81,140 Xerox Corp. 6.25% cv. pfd.                             9,391,955

Real Estate (1.3%)
-------------------------------------------------------------------------------
       153,800 Host Marriott Financial Trust $3.375
               cv. pfd. (R)                                           8,766,600
                                                                 --------------
               Total Convertible preferred stocks
               (cost $251,189,047)                                 $264,619,667

Common stocks (0.4%) (a) (cost $4,779,145)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       347,100 King Pharmaceuticals, Inc. (NON)                      $2,776,800

Short-term investments (3.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $8,297,177 Putnam Prime Money Market Fund (e)                    $8,297,177
    16,231,785 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.80% to 3.15% and due dates ranging
               from May 2, 2005 to June 24, 2005 (d)                 16,226,065
                                                                 --------------
               Total Short-term investments
               (cost $24,523,242)                                   $24,523,242
-------------------------------------------------------------------------------
               Total Investments
               (cost $679,077,153)                                 $693,584,108
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $681,121,903.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at April 30, 2005.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $14,046,196 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $670,779,976)              $685,286,931
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $8,297,177) (Note 5)            8,297,177
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,417,189
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                350,421
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,030,458
-------------------------------------------------------------------------------
Total assets                                                      700,382,176

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,346,546
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,101,237
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             94,101
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                118,974
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,487
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                198,538
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 16,226,065
-------------------------------------------------------------------------------
Other accrued expenses                                                173,325
-------------------------------------------------------------------------------
Total liabilities                                                  19,260,273
-------------------------------------------------------------------------------
Net assets                                                       $681,121,903

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $862,756,253
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       10,669,989
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (206,811,294)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         14,506,955
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $681,121,903

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($554,728,671 divided by 34,155,348 shares)                            $16.24
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.24)*                $17.14
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($77,813,048 divided by 4,868,056 shares)**                            $15.98
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,562,987 divided by 840,391 shares)**                              $16.14
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,190,022 divided by 384,068 shares)                                 $16.12
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $16.12)*                $16.66
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($57,303 divided by 3,531 shares)                        $16.23
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($28,769,872 divided by 1,771,287 shares)                $16.24
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $8,895,739
-------------------------------------------------------------------------------
Interest (including interest income of $84,780 from
investments in affiliated issuers) (Note 5)                         5,686,094
-------------------------------------------------------------------------------
Securities lending                                                     53,519
-------------------------------------------------------------------------------
Other income (Note 6)                                                 175,813
-------------------------------------------------------------------------------
Total investment income                                            14,811,165

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,288,906
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      356,466
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                82,871
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,971
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,418
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 747,420
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 464,468
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  67,015
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  25,351
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     132
-------------------------------------------------------------------------------
Other                                                                 125,432
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     6,083
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (6,083)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (5,787)
-------------------------------------------------------------------------------
Total expenses                                                      4,188,663
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (57,921)
-------------------------------------------------------------------------------
Net expenses                                                        4,130,742
-------------------------------------------------------------------------------
Net investment income                                              10,680,423
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   26,330,298
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period      (40,005,207)
-------------------------------------------------------------------------------
Net loss on investments                                           (13,674,909)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(2,994,486)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $10,680,423      $22,843,320
-------------------------------------------------------------------------------
Net realized gain on investments                  26,330,298       75,232,144
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (40,005,207)     (17,989,532)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (2,994,486)      80,085,932
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (9,288,999)     (19,662,033)
-------------------------------------------------------------------------------
Class B                                           (1,102,045)      (2,826,955)
-------------------------------------------------------------------------------
Class C                                             (165,913)        (241,235)
-------------------------------------------------------------------------------
Class M                                              (88,788)        (206,447)
-------------------------------------------------------------------------------
Class R                                                 (765)             (83)
-------------------------------------------------------------------------------
Class Y                                             (512,098)      (1,156,309)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 415              118
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (44,866,162)    (147,737,484)
-------------------------------------------------------------------------------
Total decrease in net assets                     (59,018,841)     (91,744,496)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              740,140,744      831,885,240
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $10,669,989 and
$11,148,174, respectively)                      $681,121,903     $740,140,744
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.60          $15.46          $12.32          $13.32          $18.62          $20.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .25 (d)(e)      .51 (d)         .58             .63 (g)         .75             .76
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.35)           1.17            3.14           (1.01)(g)       (4.27)            .30
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.10)           1.68            3.72            (.38)          (3.52)           1.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.26)           (.54)           (.58)           (.62)           (.62)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.26)           (.54)           (.58)           (.62)          (1.78)          (2.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $16.24          $16.60          $15.46          $12.32          $13.32          $18.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      (.67)*         10.92           30.79           (3.20)         (19.85)           5.16
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $554,729        $592,537        $645,260        $542,156        $657,937        $933,703
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .51*(d)        1.09 (d)        1.07            1.08            1.01             .97
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.48*(d)(e)     3.09 (d)        4.20            4.63 (g)        4.86            3.86
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.51*          52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31,
    2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1,
    2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.34          $15.22          $12.14          $13.13          $18.37          $20.02
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19 (d)(e)      .38 (d)         .47             .52 (g)         .63             .61
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.35)           1.15            3.09            (.99)(g)       (4.21)            .29
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.16)           1.53            3.56            (.47)          (3.58)            .90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.20)           (.41)           (.48)           (.52)           (.50)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.41)           (.48)           (.52)          (1.66)          (2.55)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $15.98          $16.34          $15.22          $12.14          $13.13          $18.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)     (1.06)*         10.10           29.82           (3.91)         (20.46)           4.38
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $77,813         $99,042        $129,317        $106,343        $143,286        $235,897
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .88*(d)        1.84 (d)        1.82            1.83            1.76            1.72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.10*(d)(e)     2.34 (d)        3.45            3.88 (g)        4.09            3.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.51*          52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31,
    2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%.
    The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.50          $15.38          $12.27          $13.26          $18.55          $20.23
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19 (d)(e)      .38 (d)         .47             .52 (g)         .64             .61
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.34)           1.16            3.13            (.99)(g)       (4.27)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.15)           1.54            3.60            (.47)          (3.63)            .92
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.21)           (.42)           (.49)           (.52)           (.50)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.21)           (.42)           (.49)           (.52)          (1.66)          (2.60)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $16.14          $16.50          $15.38          $12.27          $13.26          $18.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)     (1.01)*         10.09           29.79           (3.87)         (20.51)           4.45
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $13,563         $11,587          $7,178          $3,999          $4,825          $5,545
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .88*(d)        1.84 (d)        1.82            1.83            1.76            1.72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.11*(d)(e)     2.32 (d)        3.34            3.87 (g)        4.12            3.17
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.51*          52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31,
    2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1,
    2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.48          $15.35          $12.24          $13.23          $18.50          $20.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .21 (d)(e)      .42 (d)         .51             .56 (g)         .67             .66
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.35)           1.16            3.12           (1.00)(g)       (4.24)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.14)           1.58            3.63            (.44)          (3.57)            .97
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.22)           (.45)           (.52)           (.55)           (.54)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.45)           (.52)           (.55)          (1.70)          (2.60)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $16.12          $16.48          $15.35          $12.24          $13.23          $18.50
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      (.91)*         10.36           30.14           (3.65)         (20.27)           4.73
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $6,190          $6,790          $9,248          $6,861          $9,345         $15,370
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .76*(d)        1.59 (d)        1.57            1.58            1.51            1.47
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.23*(d)(e)     2.59 (d)        3.65            4.13 (g)        4.34            3.36
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.51*          52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------
                                                                    For the
                                                  Six months        period
                                                    ended         December 1,
                                                   April 30         2003+ to
Per-share                                        (Unaudited)      October 31,
operating performance                                2005            2004
-----------------------------------------------------------------------------
Net asset value,
beginning of period                                $16.60          $15.79
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment income (a) (b)                         .23 (e)         .43
-----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.35)            .89
-----------------------------------------------------------------------------
Total from
investment operations                                (.12)           1.32
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net investment income                           (.25)           (.51)
-----------------------------------------------------------------------------
Total distributions                                  (.25)           (.51)
-----------------------------------------------------------------------------
Redemption fees                                        -- (f)          --
-----------------------------------------------------------------------------
Net asset value, end of period                     $16.23          $16.60
-----------------------------------------------------------------------------
Total return at net asset value (%)(c)               (.83)*          8.43*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $57             $47
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                          .63*           1.23*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         1.36*(e)        2.60*
-----------------------------------------------------------------------------
Portfolio turnover (%)                              37.51*          52.98
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.60          $15.46          $12.32          $13.32          $18.63          $20.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .28 (d)(e)      .53 (d)         .62             .66 (g)         .79             .81
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.35)           1.19            3.13           (1.00)(g)       (4.28)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.07)           1.72            3.75            (.34)          (3.49)           1.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.29)           (.58)           (.61)           (.66)           (.66)           (.82)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments         --              --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.29)           (.58)           (.61)           (.66)          (1.82)          (2.75)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $16.24          $16.60          $15.46          $12.32          $13.32          $18.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (%)(b)      (.54)*         11.21           31.11           (2.96)         (19.68)           5.49
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $28,770         $30,138         $40,883         $36,910         $45,561         $59,214
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .39*(d)         .84 (d)         .82             .83             .76             .72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.60*(d)(e)     3.35 (d)        4.46            4.87 (g)        5.12            4.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     37.51*          52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation by investing primarily in U.S. securities that can be converted or exchanged for common stock. The fund's secondary objective is conservation of capital. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund's investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $14,046,196. The fund received cash collateral of $16,226,065 which is pooled with collateral of other Putnam funds into 17 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $233,141,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
------------------------------------
  $146,414,576   October 31, 2009
    86,727,016   October 31, 2010

The aggregate identified cost on a tax basis is $679,077,153, resulting in gross unrealized appreciation and depreciation of $55,072,106 and $40,565,151, respectively, or net unrealized appreciation of $14,506,955.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $6,083 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $438,911 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2005, the fund's expenses were reduced by $57,921 under these arrangements.


Each independent Trustee of the fund receives an annual Trustee fee, of which $1,212, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $14,247 and $687 from the sale of class A and class M shares, respectively, and received $42,990 and $3,405 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $3,033 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $274,036,370 and $320,860,054, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,962,452       $33,637,835
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       458,993         7,927,640
----------------------------------------------------------------
                                     2,421,445        41,565,475

Shares repurchased                  (3,956,131)      (67,577,283)
----------------------------------------------------------------
Net decrease                        (1,534,686)     $(26,011,808)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,755,505       $78,090,730
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,028,822        16,881,612
----------------------------------------------------------------
                                     5,784,327        94,972,342

Shares repurchased                 (11,826,249)     (191,368,328)
----------------------------------------------------------------
Net decrease                        (6,041,922)     $(96,395,986)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            355,427        $5,999,511
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,861           866,361
----------------------------------------------------------------
                                       406,288         6,865,872

Shares repurchased                  (1,598,335)      (26,904,880)
----------------------------------------------------------------
Net decrease                        (1,192,047)     $(20,039,008)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,494,853       $24,154,132
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       139,696         2,255,641
----------------------------------------------------------------
                                     1,634,549        26,409,773

Shares repurchased                  (4,069,274)      (65,210,130)
----------------------------------------------------------------
Net decrease                        (2,434,725)     $(38,800,357)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            247,997        $4,228,926
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         6,407           109,998
----------------------------------------------------------------
                                       254,404         4,338,924

Shares repurchased                    (116,033)       (1,960,572)
----------------------------------------------------------------
Net increase                           138,371        $2,378,352
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            458,943        $7,548,529
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,774           176,177
----------------------------------------------------------------
                                       469,717         7,724,706

Shares repurchased                    (234,302)       (3,810,884)
----------------------------------------------------------------
Net increase                           235,415        $3,913,822
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             30,314          $518,293
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,369            74,955
----------------------------------------------------------------
                                        34,683           593,248

Shares repurchased                     (62,701)       (1,063,162)
----------------------------------------------------------------
Net decrease                           (28,018)        $(469,914)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             61,730        $1,008,825
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,665           173,692
----------------------------------------------------------------
                                        72,395         1,182,517

Shares repurchased                    (262,965)       (4,208,823)
----------------------------------------------------------------
Net decrease                          (190,570)      $(3,026,306)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                677           $11,556
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            44               765
----------------------------------------------------------------
                                           721            12,321

Shares repurchased                          --*               (2)
----------------------------------------------------------------
Net increase                               721           $12,319
----------------------------------------------------------------

* Amount represents less than one rounded share.

                                 For the period December 1, 2003
                                    (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,107           $51,041
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             5                83
----------------------------------------------------------------
                                         3,112            51,124

Shares repurchased                        (302)           (4,946)
----------------------------------------------------------------
Net increase                             2,810           $46,178
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            102,221        $1,763,278
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        29,653           512,098
----------------------------------------------------------------
                                       131,874         2,275,376

Shares repurchased                    (175,647)       (3,011,479)
----------------------------------------------------------------
Net decrease                           (43,773)        $(736,103)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            252,457        $4,152,266
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        70,591         1,156,309
----------------------------------------------------------------
                                       323,048         5,308,575

Shares repurchased                  (1,151,686)      (18,783,410)
----------------------------------------------------------------
Net decrease                          (828,638)     $(13,474,835)
----------------------------------------------------------------

At April 30, 2005, Putnam, LLC owned 66 class R shares of the fund (1.9% of class R shares outstanding), valued at $1,071.


Note 5
Investment in Putnam Prime Money
Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $5,787 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $84,780 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $123,017,188 and $124,594,031, respectively.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting, consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:


                                  Votes              Votes
                                  For                Withheld
------------------------------------------------------------------------------
Jameson A. Baxter                 28,465,332         1,196,735
Charles B. Curtis                 28,454,702         1,207,365
Myra R. Drucker                   28,454,662         1,207,405
Charles E. Haldeman, Jr.          28,497,479         1,164,588
John A. Hill                      28,463,352         1,198,715
Ronald J. Jackson                 28,488,739         1,173,328
Paul L. Joskow                    28,497,899         1,164,168
Elizabeth T. Kennan               28,441,369         1,220,698
John H. Mullin, III               28,488,174         1,173,893
Robert E. Patterson               28,486,146         1,175,921
George Putnam, III                28,393,675         1,268,392
A.J.C. Smith*                     28,459,555         1,202,512
W. Thomas Stephens                28,479,817         1,182,250
Richard B. Worley                 28,486,886         1,175,181

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:


                                  Votes              Votes
                                  For                Against       Abstentions
------------------------------------------------------------------------------
                                  20,590,341         2,116,422     6,955,304

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:


                                  Votes              Votes
                                  For                Against       Abstentions
------------------------------------------------------------------------------
                                  20,621,603         2,069,508     6,970,956

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                                  Votes              Votes
                                  For                Against       Abstentions
------------------------------------------------------------------------------
                                  21,620,609         1,292,951     6,748,507

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:


                                  Votes              Votes
                                  For                Against       Abstentions
------------------------------------------------------------------------------
                                  21,062,352         1,466,611     7,193,217

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended April 30, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida,
Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and
Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA019-225017  6/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



[PUTNAM INVESTMENTS LOGO OMITTED]

Putnam Convertible Income-Growth Trust
------------------------------------------------------------------------------
Supplement to Semiannual Report dated 4/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
------------------------------------------------------------------------------

Total return for periods ended 4/30/05

                                                        NAV

6 months                                              -0.54%
1 year                                                 1.44
5 years                                               10.84
Annual average                                         2.08
10 years                                             117.99
Annual average                                         8.10
Life of fund (since class A inception, 6/29/72)
Annual average                                        10.73

Share value:                                            NAV

10/31/04                                             $16.60
4/30/05                                              $16.24

------------------------------------------------------------------------------
Distributions:      No.    Income              Capital gains       Total
                    2      $0.286              --                  $0.286
------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (12/30/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                 $3.86
Ending value (after expenses)                             $994.60
------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05

                                                          Class Y
Expenses paid per $1,000*                                 $3.91
Ending value (after expenses)                             $1020.93
------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                      0.78%
Average annualized expense ratio for Lipper peer group +  0.96%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
------------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005